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                    UNITED INVESTORS LIFE INSURANCE COMPANY

      Supplement dated October 1, 2001 to Prospectuses dated May 1, 2001

 .    Titanium Investor Variable Annuity Policy

 .    Titanium Investor Variable Universal Life Insurance Policy

     Effective September 21, 2001, the Evergreen VA Foundation Fund restated its Investment Goal to be one which seeks capital growth and current income. Preservation of capital is no longer one of the Fund's investment goals. The Fund also changed the investment strategy for the fixed income portion of the portfolio.

     Accordingly, the "Investment Objective and Certain Policies" for the Evergreen VA Foundation Fund, located in "The Portfolios" section of the Titanium prospectus, is revised to reflect these changes and replaced with the following:

     "The Fund seeks capital growth and current income. The Fund invests principally in a combination of equity and debt securities. Common stocks are selected on potential for capital growth. The Fund normally invests substantially all of the fixed income portion in dollar-denominated investment grade debt securities, including debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government, corporate bonds, mortgage-backed securities, asset-backed securities, and other income producing securities. The Fund maintains a bias toward corporate and mortgage-backed securities in order to capture higher levels of income. Under normal conditions, the Fund will invest at least 25% of its assets in debt securities."

     Please keep this Supplement with your Prospectus dated May 1, 2001.

     Form UI-410, Ed. 10/01